UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to CommonWealth REIT.

Item 8.01.  Other Events.

On October 1, 2013, we announced that in furtherance of our business plan to reposition our property portfolio toward office buildings located in central business districts and away from suburban office and industrial properties, our Board of Trustees has approved a plan to sell an additional 110 of our properties.  These properties have an aggregate square footage of approximately 8.4 million.  We are currently in the process of entering broker listing agreements for these 110 properties and expect that applicable generally accepted accounting principles will require us to record a non-cash impairment charge as of September 30, 2013 relating to the possible sale of these properties; the amount of such impairment charge has not yet been determined.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “PLAN”, “INTEND” OR “ESTIMATE”, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT OUR BOARD OF TRUSTEES HAS APPROVED A PLAN TO SELL 110 PROPERTIES BUT WE MAY NOT BE ABLE TO SELL ANY OF THESE PROPERTIES.  OUR ABILITY TO SELL THESE 110 PROPERTIES DEPENDS UPON OUR ABILITY TO IDENTIFY QUALIFIED BUYERS AND NEGOTIATE CONTRACTS FOR SALE AT PRICES AND ON OTHER TERMS ACCEPTABLE TO US.  MARKET CONDITIONS ARE BEYOND OUR CONTROL AND MAY CHANGE.  WE MAY BE UNABLE TO IDENTIFY QUALIFIED BUYERS FOR THE PROPERTIES WE HAVE DETERMINED TO SELL OR TO NEGOTIATE ACCEPTABLE SALES CONTRACT TERMS.  IN ADDITION, ON JUNE 21, 2013, CORVEX MANAGEMENT LP (“CORVEX”) DELIVERED A LETTER TO US ASSERTING THAT OUR BOARD OF TRUSTEES HAS BEEN REMOVED AND NO LONGER HAS AUTHORITY TO ACT FOR US BY REASON OF A PURPORTED SHAREHOLDERS’ CONSENT SOLICITATION BY CORVEX, RELATED FUND MANAGEMENT, LLC AND CERTAIN OF THEIR AFFILIATES.  WE AND OUR BOARD OF TRUSTEES BELIEVE THIS PURPORTED CONSENT SOLICITATION HAS NO LEGAL EFFECT.  THE LEGAL EFFECTIVENESS OF THE PURPORTED CONSENT SOLICITATION IS CURRENTLY THE SUBJECT OF PROCEEDINGS BEFORE AN ARBITRATION PANEL UNDER THE AUSPICES OF THE AMERICAN ARBITRATION ASSOCIATION.  IN THE EVENT THAT THE ARBITRATION PANEL WERE TO RULE THAT OUR BOARD OF TRUSTEES HAS BEEN REMOVED, THE DETERMINATION TO SELL PROPERTIES AND ANY AGREEMENTS ENTERED INTO WITH RESPECT TO ANY OF OUR PROPERTIES MAY BE CHALLENGED.  THE RESULTS OF ARBITRATION PROCEEDINGS ARE DIFFICULT TO PREDICT AND WE ARE UNABLE TO PROVIDE ANY ASSURANCES REGARDING SUCH RESULTS.  ACCORDINGLY, SOME OR ALL OF THE 110 PROPERTIES WE HAVE IDENTIFIED FOR SALE MAY NOT BE SOLD OR THE SALES OF THESE PROPERTIES MAY BE DELAYED.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE CURRENTLY EXPECT THAT APPLICABLE GENERALLY ACCEPTED ACCOUNTING PRINCIPLES WILL REQUIRE US TO RECORD A NON-CASH IMPAIRMENT CHARGE AS OF SEPTEMBER 30, 2013 RELATING TO THE POSSIBLE SALE OF 110 PROPERTIES.  THE AMOUNT OF SUCH IMPAIRMENT CHARGE HAS NOT YET BEEN DETERMINED AND MAY BE MATERIAL.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K.  EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K AS A RESULT OF FUTURE EVENTS OR NEW INFORMATION WHICH MAY COME TO OUR ATTENTION.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

99.1                        Press Release dated October 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  October 4, 2013